Exhibit 99.1
NEWS

MSC INDUSTRIAL SUPPLY CO. ANNOUNCES RESIGNATION OF CHIEF FINANCIAL OFFICER AND SEES FISCAL FOURTH QUARTER PERFORMANCE TRENDING TOWARDS THE UPPER HALF OF GUIDANCE RANGE

MELVILLE, N.Y. and DAVIDSON, N.C. (JULY 28, 2025) - MSC INDUSTRIAL SUPPLY CO. (NYSE: MSM) (“MSC,” “MSC Industrial,” the “Company,” “we,” “us,” or “our”), a leading North American distributor of a broad range of metalworking and maintenance, repair and operations (MRO) products and services, today announced that Kristen Actis-Grande, Executive Vice President and Chief Financial Officer, has decided to step down from her position with MSC effective August 8, 2025 to become the Chief Financial Officer of a publicly traded company.

Greg Clark, the Company’s Vice President of Finance and Corporate Controller, will assume the position of interim CFO following Actis-Grande’s departure and will report to Erik Gershwind, Chief Executive Officer. Mr. Clark has held various finance positions with the Company since 2003, including the role of interim CFO in 2020. During this time, MSC’s Executive Management Team and Board of Directors will be conducting a comprehensive search to identify a permanent CFO.

Mr. Gershwind said, “During her nearly five-year tenure as CFO, Kristen has contributed to our performance and built a strong team. I would like to thank Kristen for her contributions to MSC and congratulate her on this new opportunity. I am confident that a combination of Greg’s leadership, a deep finance bench and a strong operating team, led by our President and Chief Operating Officer, Martina McIsaac, will ensure continued momentum throughout the company.”

Gershwind continued, “I am encouraged by our start to the fiscal fourth quarter and remain confident in our long-term trajectory. Average daily sales for the fiscal month of June came in ahead of expectations and were up 2.5% year-over-year. July’s average daily sales growth rate remains in positive territory. As of now, based upon June and July results quarter to date, our fiscal fourth quarter performance is trending towards the upper half of our average daily sales and adjusted operating margin ranges that we provided in our July 1, 2025 earnings release.”

Fourth Quarter Fiscal 2025 Financial Outlook
ADS Growth (YoY)	(0.5)% - 1.5%
Adjusted Operating Margin[1]	8.5% - 9.0%

1 Guidance provided is a non-GAAP figure presented on an adjusted basis. The Company believes that a quantitative reconciliation of such forward-looking information to the most directly comparable financial measures calculated and presented in accordance with GAAP cannot be made available without unreasonable efforts because a reconciliation of these non-GAAP financial measures would require the Company to predict the timing and likelihood of potential future events such as restructurings, M&A activity, capital expenditures and other infrequent or unusual gains and losses. Neither the timing or likelihood of these events, nor their probable significance, can be quantified with a reasonable degree of accuracy. Accordingly, a reconciliation of such forward-looking information to the most directly comparable GAAP financial measures is not provided.

Contact Information
Investors:	Media:
Ryan Mills, CFA	Zivanai Mutize
Head of Investor Relations	Head of Corporate Communications
Rmills@mscdirect.com	Zivanai.mutize@mscdirect.com

About MSC Industrial Supply Co.
MSC Industrial Supply Co. (NYSE:MSM) is a leading North American distributor of a broad range of metalworking and maintenance, repair and operations (MRO) products and services. We help our customers drive greater productivity, profitability and growth with approximately 2.4 million products, inventory management and other supply chain solutions, and deep expertise from more than 80 years of working with customers across industries. Our experienced team of more than 7,000 associates works with our customers to help drive results for their businesses - from keeping operations running efficiently today to continuously rethinking, retooling and optimizing for a more productive tomorrow. For more information on MSC Industrial, please visit mscdirect.com.

Cautionary Note Regarding Forward-Looking Statements
Statements in this press release may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of present or historical fact, that address activities, events or developments that MSC expects, believes or anticipates will or may occur in the future, including statements about results of operations and financial condition, expected future results, expected benefits from our investment and strategic plans and other initiatives, and expected future growth and profitability, are forward-looking statements. The words “will,” “may,” “believes,” “anticipates,” “thinks,” “expects,” “estimates,” “plans,” “intends” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. In addition, statements which refer to expectations, projections or other characterizations of future events or circumstances, statements involving a discussion of strategy, plans or intentions, statements about management’s assumptions, projections or predictions of future events or market outlook and any other statement other than a statement of present or historical fact are forward-looking statements. The inclusion of any statement in this press release does not constitute an admission by MSC or any other person that the events or circumstances described in such statement are material. In addition, new risks may emerge from time to time and it is not possible for management to predict such risks or to assess the impact of such risks on our business or financial results. Accordingly, future results may differ materially from historical results or from those discussed or implied by these forward-looking statements. Given these risks and uncertainties, the reader should not place undue reliance on these forward-looking statements. These risks and uncertainties include, but are not limited to, the following: general economic conditions in the markets in which we operate; changing customer and product mixes; volatility in commodity, energy and labor prices, and the impact of prolonged periods of low, high or rapid inflation; competition, including the adoption by competitors of aggressive pricing strategies or sales methods; industry consolidation and other changes in the industrial distribution sector; the applicability of laws and regulations relating to our status as a supplier to the U.S. government and public sector; the credit risk of our customers; our ability to accurately forecast customer demands; interruptions in our ability to make deliveries to customers; supply chain disruptions; our ability to attract and retain sales and customer service personnel; the risk of loss of key suppliers or contractors or key brands; changes to trade policies or trade relationships, including tariff policies; risks associated with opening or expanding our customer fulfillment centers; our ability to estimate the cost of healthcare claims incurred under our self-insurance plan; interruption of operations at our headquarters or customer fulfillment centers; products liability due to the nature of the products that we sell; impairments of goodwill and other indefinite-lived intangible assets; the impact of climate change; operating and financial restrictions imposed by the terms of our material debt instruments; our ability to access additional liquidity; the significant influence that our principal shareholders will continue to have over our decisions; our ability to execute on our E-commerce strategies and maintain our digital platforms; costs associated with maintaining our information technology (“IT”) systems and complying with data privacy laws; disruptions or breaches of our IT systems or violations of data privacy laws, including such disruptions or breaches in connection with our E-commerce channels; risks related to online payment methods and other online transactions; our ability to remediate a material weakness in our internal control over financial reporting and to maintain effective internal control over financial reporting and our disclosure controls and procedures in the future; the retention of key management personnel; litigation risk due to the nature of our business; failure to comply with environmental, health, and safety laws and regulations; and our ability to comply with, and the costs associated with, social and environmental responsibility policies. Additional information concerning these and other risks is described under “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual and Quarterly Reports on Forms 10-K and 10-Q, respectively, and in the other reports and documents that we file with the United States Securities and Exchange Commission. We expressly disclaim any obligation to update any of these forward-looking statements, except to the extent required by applicable law.